UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 1, 2023

Home Federal Bancorp, Inc. of Louisiana
(Exact name of registrant as specified in its charter)

Louisiana	001-35019	02-0815311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

624 Market Street, Shreveport, Louisiana		71101
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(318) 222-1145

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01 per share)	HFBL	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

Effective February 1, 2023, Home Federal Bancorp, Inc. of Louisiana (the “Company”) completed its acquisition of Northwest Bancshares Corporation (“NWB”) in accordance with the terms of the Agreement and Plan of Merger, dated as of October 4, 2022, by and between the Company and NWB (the “Merger Agreement”). Immediately after closing and in accordance with the terms of the Merger Agreement, First National Bank of Benton (“FNBB”), which had been the wholly owned subsidiary of NWB, was merged with and into Home Federal Bank (“HFB”), the Company’s wholly owned subsidiary, with HFB as the surviving institution.

The Company acquired all of the outstanding shares of common stock of NWB for aggregate cash consideration of approximately $10.2 million ($128.16 per NWB common share). The preceding description is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference from Exhibit 2.1 of the Current Report on Form 8-K filed by the Company with the SEC on October 4, 2022 (SEC File No. 001-35019).

Item 8.01	Other Events

On February 1, 2023, the Company issued a press release announcing the completion of the acquisition of NWB. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits

(a)         Not applicable.
(b)         Not applicable.
(c)         Not applicable.
(d)         Exhibits

The following exhibits are included herewith.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of October 4, 2022, between Home Federal Bancorp, Inc. of Louisiana and Northwest Bancshares Corporation (Incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Home Federal Bancorp, Inc. of Louisiana, dated as of October 4, 2022 and filed with the SEC on October 4, 2022 (SEC File No. 001-35019).
99.1	Press release dated February 1, 2023
104	Cover page interactive date file (embedded within the Inline XBRL document.)

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME FEDERAL BANCORP, INC. OF LOUISIANA

Date: February 1, 2023	By:	/s/James R. Barlow
James R. Barlow
Chairman of the Board, President and Chief Executive Officer

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